• • • • • • • • • • • • • • •

CLASS A ASKING RENT ($/SF)1

SUN BELT MIGRATION

FLIGHT TO QUALITY

LEASE EXPIRATIONS BY YEAR1

COUSINS’ PORTFOLIO OCCUPANCY vs LEASED1

COUSINS’ INCREASE IN 2ND GENERATION CASH NET RENT1

CURRENT DEVELOPMENT PIPELINE

NET DEBT/EBITDA1

COUSINS’ IN-PLACE GROSS RENT PER SF1

COUSINS’ ANNUAL FAD PER SHARE1

NET ASSET VALUE APPRECIATION PER GREEN STREET1

Cousins

INVESTOR PRESENTATION

September 2022


1200

WHY COUSINS?

PREMIER SUN BELT PORTFOLIO	• 100% Sun Belt / 100% Class A / 2004 average year built[1] • 32% of portfolio less than 5 years old or recently redeveloped[1,2] • Cousins' asking rents 9% higher than pre-pandemic levels and 23% higher than Class A average[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Migration to the Sun Belt leading to outsized population and job growth • Flight to quality driving demand for newer, highly-amenitized assets
POSITIONED FOR ORGANIC GROWTH	• Modest lease expirations well below office sector average[5] • Near-term occupancy upside from recent success backfilling prior move-outs • Rolled-up cash rents 11.8% on average over the past two years[6]
ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH	• 1.5MM SF active development pipeline[1] • Land bank supports another 4.6MM SF of development[1]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $698mm of liquidity[7] • Leverage 4.9x Net Debt/EBITDA among the strongest in the office sector[7]
TRACK RECORD OF SUCCESS	• Strong in-place rent growth of 32% since 2017[8] • Attractive FAD growth of 23% since 2017[8] • Leader in driving NAV growth 20% since 2017[8]

COUSINS AT A GLANCE

The **Preeminent** Sun Belt Office REIT

NOI By Market[1]


Dallas
3%
Nashville[2]
Charlotte
10%
Atlanta
38%
Phoenix
7%
Austin
30%
Houston
3%
Tampa
9%

19.3 MM SF portfolio[3]

90.2% leased[3]

2004 average year built[3]

32% of portfolio less than 5 years old or recently redeveloped[3,4]

1.5 MM SF development pipeline[3]

4.6 MM SF land bank[3]

PREMIER SUN BELT PORTFOLIO

Amenity-Rich Trophy Assets in Leading Sun Belt Markets



725 PONCE
Atlanta



HAYDEN FERRY
Phoenix



HEIGHTS UNION
Tampa


STIR

THE RAILYARD
Charlotte



SPRING & 8TH
Atlanta



300 COLORADO / COLORADO TOWER
Austin

PREMIER SUN BELT PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations


Completed 4Q21

BUCKHEAD PLAZA
Buckhead Atlanta


Estimated Completion 3Q22

PROMENADE TOWER
Midtown Atlanta


Estimated Completion 4Q22

3350 PEACHTREE
Buckhead Atlanta


1200
Estimated Completion 4Q22

PROMENADE CENTRAL
Midtown Atlanta

PREMIER SUN BELT PORTFOLIO

Command Premium **Rents 24% Higher** than Class A Average in Our Markets

CLASS A ASKING RENT ($/SF)[1]



ATLANTA
$34.49
$41.85
Total Market
Cousins
AUSTIN
$51.80
$62.77
Total Market
Cousins
CHARLOTTE
$36.79
$39.27
Total Market
Cousins
DALLAS
$33.47
$53.44
Total Market
Cousins
PHOENIX
$33.33
$47.42
Total Market
Cousins
TAMPA
$34.81
$44.30
Total Market
Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt **Migration** is Leading to Outsized Population and Job Growth

SUN BELT MIGRATION

RedFin's
Top Migration Markets
2021[1]

1. **Phoenix, AZ**
2. **Dallas, TX**
3. Orlando, FL
4. **Atlanta, GA**
5. **Tampa, FL**
6. **Austin, TX**
7. Las Vegas, NV
8. **Charlotte, NC**
9. Denver, CO
10. San Antonio, TX



Zillow's
Hottest Markets
2022[2]

1. **Tampa, FL**
2. Jacksonville, FL
3. Raleigh, NC
4. San Antonio, TX
5. **Charlotte, NC**
6. **Nashville, TN**
7. **Atlanta, GA**
8. **Phoenix, AZ**
9. Orlando, FL
10. **Austin, TX**

BENEFITING FROM POWERFUL OFFICE TRENDS

Corporate **Relocations** and **Expansions** Target Sun Belt Markets


LiveRamp
Opendoor
Robinhood
Goldman Sachs
TOYOTA
J.P.Morgan
ORACLE
TESLA
ORACLE
Honeywell
lendingtree
LOWE'S
airbnb
VISA
Pfizer
AMGEN
ARK INVEST

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality is Driving Demand for Newer, Highly-Amenitized Assets

FLIGHT TO QUALITY

Net Absorption by Building Age[1]


2015-Present
87
2010-2014
-1
2000s
-28
1990s
-23
1980s
-77
1970s
-24
1960s
-13
Pre 1960
-81
Building Age
-100
-50
0
50
100
Net Absorption Since Covid-19 Onset (SF MM's)

POSITIONED FOR ORGANIC GROWTH

Low Portfolio Risk as Large Move-outs are in the Rearview Mirror

LEASE EXPIRATIONS BY YEAR[1]


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Avg = 24%
14%
DEA
CUZ
ESRT
BXP
KRC
PGRE
BDN
SLG
ARE
VNO
HIW
NYC
PDM
FSP
OFC
OPI
CIO
HPP
EQC
DEI
2022
2023
2024

POSITIONED FOR ORGANIC GROWTH

Increase Occupancy from Contractual New Leasing

COUSINS' PORTFOLIO OCCUPANCY vs LEASED[1]



96%
94%
92%
90%
88%
86%
84%
82%
92%
92%
92%
93%
93%
91%
90%
90%
90%
90%
91%
90%
89%
89%
90%
89%
87%
88%
Average Leased = 92.5%
Additional upside
2.6% contractual upside from recent re-leasing wins
Recent known move-outs have created a temporary dip in occupancy
1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22
Wtd. Avg. Occupancy
% Leased

POSITIONED FOR ORGANIC GROWTH

Continue to **Roll-Up Existing Leases** Upon Expirations

COUSINS' INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
1Q16
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
Avg = 10.7%
Post-COVID
Avg = 13.1%
Office Avg² = 5.9%

ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH

1.5MM SF Active Developments Delivering Over Next Two Years

CURRENT DEVELOPMENT PIPELINE



100 MILL

PHOENIX

287K SF

90% Ownership

92% Pre-Leased[1]

$138MM
CUZ Investment[2]



DOMAIN 9

AUSTIN

338K SF

100% Ownership

97% Pre-Leased[1]

$147MM
CUZ Investment[2]



NEUHOFF

NASHVILLE

448K SF Commercial/
542 MF Units

50% Ownership

0% Pre-Leased[1]

$281MM
CUZ Investment[2]

ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH

Land Bank Supports **4.6MM SF[1] of Additional New Development**

ATLANTA

887 WEST PEACHTREE



MIDTOWN
420K SF

3354 PEACHTREE



BUCKHEAD
500K SF

715 PONCE



MIDTOWN
200K SF

AUSTIN

DOMAIN CENTRAL



DOMAIN
900K SF

DOMAIN POINT



DOMAIN
600K SF

CHARLOTTE

SOUTH END STATION



SOUTH END
700K SF

303 TREMONT



SOUTH END
550K SF

DALLAS

LEGACY UNION TWO / THREE



LEGACY
600K SF

TAMPA

CORPORATE CENTER V



WESTSHORE
170K SF

ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH

Significant Opportunities to Grow in Domain Submarket of Austin



Low-rise operating properties with up to 2M SF redevelopment potential
Domain 3 & 4 Future Redevelopment
Domain Central I Future Development
Domain 7
Domain 8
Domain 4
Domain 3
Domain 9 Current Development
Domain 12
Domain 2
Domain 10
Domain 11
Domain Point 3 & 4 Future Development
Domain Point 1 & 2

Cousins Domain Portfolio

Operating Properties	2.1M SF
Current Development Pipeline	338K SF
Future Development Pipeline[1]	1.5M SF
Future Redevelopment Pipeline[1]	2.0M SF
Total	**6.0M SF**

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Leverage **Significantly Below** Peers with **Substantial Liquidity**

NET DEBT/EBITDA[1]


12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
$698MM
Liquidity²
Avg = 7.0x
4.9x
SLG
PGRE
VNO
FSP
HPP
BXP
BDN
DEA
OPI
OFC
ESRT
KRC
CIO
PDM
ARE
HIW
CUZ

TRACK RECORD OF SUCCESS

Strong In-Place Rent Growth

COUSINS' IN-PLACE GROSS RENT PER SF[1]


$45.00
$43.00
$41.00
$39.00
$37.00
$35.00
$33.00
$31.00
$33.70
$44.39
32% INCREASE
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22

TRACK RECORD OF SUCCESS

Attractive FAD Growth

COUSINS' ANNUAL FAD PER SHARE[1]



$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
23% INCREASE
$1.58
$1.67
$1.82
COVID Impact
$1.76
$1.95
2017
2018
2019
2020
2021

TRACK RECORD OF SUCCESS

Premier Sun Belt Portfolio Combined with **Development Expertise** Drives NAV Growth

NET ASSET VALUE APPRECIATION PER GREEN STREET[1]



30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
CUZ
Non-Gateway Peer Avg
Gateway Peer Avg
20%
7%
-6%
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer

Richard Hickson
Executive Vice President, Operations



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Kennedy Hicks
Executive Vice President, Investments and
Managing Director – Atlanta



John S. McColl
Executive Vice President, Development

Cousins



APPENDIX

ATLANTA

Market Snapshot



AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
PROMENADE CENTRAL
SPRING & 8TH
PROMENADE TOWER
120 WEST TRINITY
725 PONCE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta



Submarket Concentration[2]
North Fulton 8%
Buckhead 40%
Midtown 35%
Central Perimeter 17%



Industry Concentration[4]
Insurance 3%
Construction 4%
Legal Services 5%
Other 7%
Technology 26%
Real Estate 8%
Healthcare 8%
Consumer Goods and Services 8%
Professional Services 10%
Financial Services 21%



8.2MM
Total Square Feet[1]



88%
Leased[1]



$41.85
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
183
1
35
DOMAIN 10
DOMAIN 11
DOMAIN 2
DOMAIN 3
DOMAIN POINT
DOMAIN 12
DOMAIN 8
DOMAIN 7
DOMAIN 4
183
35
1
Colorado River
290
N Lamar Blvd
35
Congress Ave
W 9th St
300 COLORADO
COLORADO TOWER
ONE ELEVEN CONGRESS
183
1
E Cesar Chavez St
SAN JACINTO CENTER
THE TERRACE



Submarket Concentration²
Northwest 3%
Southwest 11%
Domain 51%
CBD 35%



Industry Concentration⁴
Real Estate 3%
Healthcare 3%
Energy 5%
Financial Services 8%
Other 12%
Legal Services 14%
Professional Services 20%
Technology 35%



4.6MM
Total Square Feet[1]



94%
Leased[1]



$62.77
Average Asking Rent[3]

CHARLOTTE

Market Snapshot



77
277
29
74
N Graham St
W Trade St
W 5th St
S Graham St
S Church St
S Tryon St
W Morehead St
E Stonewall St
S Caldwell St
S McDowell St
FIFTH THIRD CENTER
550 SOUTH
THE RAILYARD



Submarket Concentration[2]
Uptown 68%
South End 32%



Industry Concentration[4]
Financial Services 32%
Marketing 18%
Legal Services 13%
Consumer Goods and Services 12%
Insurance 11%
Other 8%
Professional Services 6%



1.4MM
Total Square Feet[1]



95%
Leased[1]



$39.27
Average Asking Rent[3]

DALLAS
Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Submarket Concentration²
Legacy 73%
Preston Center 27%



Industry Concentration⁴
Energy 59%
Financial Services 23%
Professional Services 9%
Legal Services 6%
Other 3%



516K
Total Square Feet¹



91%
Leased¹



$53.44
Average Asking Rent³

PHOENIX

Market Snapshot



202
Salt River
W Rio Salado Pkwy
HAYDEN FERRY
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration[2]



Real Estate
4%
Consumer Goods and Services
4%
Marketing
4%
Other
7%
Technology
35%
Insurance
7%
Industry Concentration[4]
Financial Services
18%
Professional Services
21%



1.3MM
Total Square Feet[1]



92%
Leased[1]



$47.42
Average Asking Rent[3]

TAMPA

Market Snapshot



589
580
580
92
589
HARBORVIEW PLAZA
CORPORATE CENTER
92
574
574
41
45
HEIGHTS UNION
THE POINTE
275
275
275
275
60
60
60



Submarket Concentration[2]
Westshore 86%
CBD 14%



Industry Concentration[4]
Healthcare 31%
Consumer Goods and Services 14%
Legal Services 13%
Technology 11%
Financial Services 9%
Professional Services 9%
Insurance 7%
Other 6%



2.0MM
Total Square Feet[1]



93%
Leased[1]



$44.30
Average Asking Rent[3]

ENDNOTES

Page 2 - Why Cousins?
1. As of 30-Jun-2022.
2. See endnote 4 for Page 3.
3. Based on CoStar average asking rents for same pool of Cousins' assets from 4Q19 to 3Q22.
4. See endnote 1 for Page 6.
5. See endnote 1 for Page 10.
6. Per Cousins' quarterly supplemental reports from 3Q20 - 2Q22.
7. See endnotes 1 and 2 for Page 16.
8. See endnote 1 for Pages 17 - 19.

Page 3 - Cousins at a Glance
1. Represents Cousins' pro-rata share of first quarter NOI per 30-Jun-2022 filings. Chapel Hill is included in Charlotte percentage.
2. Cousins is developing a mixed-use project called Neuhoff in Nashville through a 50% owned joint venture.
3. As of 30-Jun-2022.
4. Recently redeveloped includes five assets that have undergone major redevelopments in past five years.

Page 6 - Premier Sun Belt Portfolio
1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 30-Jun-2022; where net rents are quoted, estimated operating expenses are added to achieve gross rents.

Page 7 - Benefiting From Powerful Office Trends
1. Source: RedFin.com. Represents net inflows per Redfin and US Census Bureau data in "Home Prices Are Soaring in America's Most Popular Migration Destinations" article published 7-Feb-2022.
2. Source: Zillow.com. Represents markets where home values are expected to appreciate faster than the rest of the U.S. in "Why Tampa will be 2022's Hottest Market" article published 4-Jan-2022.

Page 9 - Benefiting From Powerful Office Trends
1. Source: JLL U.S. Office Market Overview Q2 2022.

Page 10 - Positioned for Organic Growth
1. Lease expirations as a percent of total portfolio rent when available, otherwise percent of square footage as reported in companies' most recent quarterly filings as of 6-Sep-2022. Includes members of the FTSE NAREIT Equity Office Index who publish a quarterly supplement.

Page 11 - Positioned for Organic Growth
1. Portfolio occupancy and leased percentages per Cousins' quarterly supplemental reports.

Page 12 - Positioned for Organic Growth
1. Increase in second generation net rent on a cash basis per Cousins' quarterly supplemental reports.
2. Average based on office peers that report change in cash rents in quarterly supplemental reports.

Page 13 - Attractive Development Pipeline for Future Growth
1. Represents office leased percentage as of 30-Jun-2022 filings.
2. Cousins share of total estimated project costs per 30-Jun-2022 filings.

Page 14 - Attractive Development Pipeline for Future Growth
1. Represents Company's estimate of developable SF, excluding redevelopment.

Page 15 - Attractive Development Pipeline for Future Growth
1. Represents Company's estimate of developable SF.

Page 16 - Balance Sheet Primed for Opportunities
1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 6-Sep-2022. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA, with the exclusion of two outliers: NYC who has net debt/EBITDA in excess of 36x and EQC who has negative net debt/EBITDA.
2. Represents Cousins' consolidated cash plus availability under Cousins' Credit Facility as of 30-Jun-2022.

Page 17 - Track Record of Success
1. Represents Cousins' in-place gross rents per quarterly supplemental reports.

Page 18 - Track Record of Success
1. Per company's annual supplemental reports.

Page 19 - Track Record of Success
1. Source: Green Street. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Appendix - Market Snapshots
1. Represents portfolio statistics of Company as reported in Cousins' 30-Jun-2022 quarterly supplement.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 30-Jun-2022.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 2Q 2022 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2021, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets or changes in existing market concentrations; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, Dallas, and Nashville, where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; inflation and continuing increases in the inflation rate; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward- looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.


Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326